Property and equipment	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property and equipment
Property and equipment

Property and equipment and related accumulated depreciation and amortization are as follows (in thousands):

	As of June 30,	As of December 31,
	2018	2017
Laboratory equipment	$1,732	$3,480
Furniture	230	371
Computer equipment	13	208
Leasehold improvements	288	2,754
Total property and equipment, gross	2,263	6,813
Less: accumulated depreciation and amortization	(1,860)	(3,700)
Total property and equipment, net	$403	$3,113

We recorded depreciation and amortization expense of $0.2 million and 0.5 million for the three and six months ended June 30, 2018, respectively. We recorded depreciation and amortization expense of $0.5 million and $1.0 million for the three and six months ended June 30, 2017, respectively.
In December 2016, we initiated a corporate restructuring and in January 2017, we commenced a search to find a buyer for certain excess fixed assets, primarily comprised of laboratory equipment. As of January 31, 2017, we met the criteria to classify such assets as held-for-sale and estimated the fair value less costs to sell these assets at $0.5 million. In June 2017, we initiated the first part of our plan to sell a portion of the fixed assets classified as held-for-sale, consisting primarily of fixed assets located domestically. In July 2017, we completed the sale of these assets with a carrying value of $0.2 million and received net proceeds of $0.3 million. We recorded a gain on the sale of these excess assets of $0.1 million.
In February 2018, we completed the sale of the remaining $0.3 million of assets, primarily those located internationally and received net proceeds of $0.2 million. We recorded an immaterial loss on the sale of these assets, which is included in loss from continuing operations in our condensed consolidated statement of operations and comprehensive loss for the six months ending June 30, 2018.
In May 2018, we initiated a corporate restructuring and concluded a portion of the carrying value of our assets was not recoverable. For the three and six months ended June 30, 2018, we recorded an impairment charge of $2.2 million, which is included within our condensed consolidated statements of operations and comprehensive loss. We determined the fair value of these assets subject to impairment based on expected future cash flows using Level 2 inputs under ASC 820.
In May 2018, we commenced a search to find a buyer for certain excess fixed assets, primarily comprised of laboratory equipment. As of June 30, 2018, we met the criteria to classify such assets as held-for-sale and estimated the fair value less costs to sell these assets at $0.1 million.

Property and Equipment
Property and equipment, net as of December 31, 2017 and 2016 follows (in thousands):

	As of December 31,
	2017	2016
Laboratory equipment	$3,480	$5,184
Furniture	371	793
Computer equipment	208	208
Leasehold improvements	2,754	2,815
Total property and equipment, gross	6,813	9,000
Less: accumulated depreciation and amortization	(3,700)	(3,428)
Total property and equipment, net	$3,113	$5,572

We recorded depreciation and amortization expense of $1.7 million, $2.2 million and $1.3 million for the years ended December 31, 2017, 2016, and 2015, respectively. We have $2.3 million of property and equipment, net in the United States and the remaining $0.8 million is located at our clinic accounts in various international regions.
In December 2016, we initiated a corporate restructuring and concluded a portion of the carrying value of our assets was not recoverable. For the year ending December 31, 2016. We recorded an impairment charge of $2.0 million included within our consolidated statement of operations and comprehensive loss. In January 2017, we commenced a search to find a buyer for certain of these excess fixed assets, primarily comprised of laboratory equipment with a carrying value of $0.5 million. As of January 31, 2017, we met the criteria to classify such assets as held-for-sale and estimated the fair value less costs to sell these assets at $0.5 million. In June 2017, we initiated the first part of our plan to sell a portion of the fixed assets classified as held-for-sale, consisting primarily of fixed assets located domestically and completed the sale of these assets with a carrying value of $0.2 million in July 2017 and received net proceeds of $0.3 million. We recorded a gain on the sale of these excess assets of $0.1 million which is included in loss from continuing operations in our consolidated statements of operations and comprehensive loss for the year ending December 31, 2017. We anticipate completing the sale of the remaining $0.3 million assets, primarily those located internationally in the first quarter of 2018. These assets are classified as held-for-sale and included within other current assets on our condensed consolidated balance sheets for the period ending December 31, 2017.
In June 2017, we announced we will discontinue ongoing efforts related to AUGMENT outside of North America. As a result, we evaluated our fixed assets for impairment as of June 2017 and concluded that a portion of the carrying value of our assets was not recoverable. We recorded an impairment charge of $0.3 million for the year ended December 31, 2017, included within our condensed consolidated statements of operation and comprehensive loss. We determined the fair value of the assets subject to impairment based on expected future cash flows using Level 2 inputs under ASC 820.
On January 3, 2018, we announced a corporate restructuring in which we would reduce our workforce by approximately 50% and based on factors existing as of December 31, 2017, we determined a portion of the carrying value of our assets was not recoverable, primarily our laboratory and site equipment and our corporate fixed assets such as furniture. We recorded an impairment charge of $0.2 million related to these assets after comparing the fair value of the fixed assets to their carrying values. We determined the fair value of the assets subject to impairment based on expected future cash flows using Level 2 inputs under ASC 820.